Exhibit No. 99.1

Birner Dental Management Services, Inc.
3801 East Florida Avenue, Suite 508
Denver, Colorado 80210
303-691-0680

FOR IMMEDIATE RELEASE
March 18, 2008

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                    ANNOUNCES 10.0% ADJUSTED EBITDA INCREASE
                              FOR 2007 VERSUS 2006

DENVER, COLORADO, March 18, 2008. Birner Dental Management Services, Inc. (NASDAQ Capital Market: BDMS), operators of PERFECT TEETH(R) dental practices, announced results for the year ended December 31, 2007. Total dental group practice revenue increased $2.2 million, or 3.9%, to $59.4 million. Net revenue increased $1.4 million, or 3.6%, to $40.8 million. The Company's earnings before interest, taxes, depreciation, amortization and non-cash expense associated with stock-based compensation ("Adjusted EBITDA") increased $712,000, or 10.0%, to $7.8 million from $7.1 million for the year ended December 31, 2006.

Net income for the year ended December 31, 2007 increased $114,000, or 4.9% to $2.4 million. Earnings per share increased 14.7% to $1.08 for the year ended December 31, 2007 compared to $.94 for the year ended December 31, 2006.

For the quarter ended December 31, 2007, total dental group practice revenue increased $116,000, or .8%, to $13.8 million. Net revenue increased $96,000, or 1.0%, to $9.5 million. The Company's Adjusted EBITDA increased $30,000, or 1.8%, to $1.7 million for the quarter ended December 31, 2007 compared to $1.6 million for the quarter ended December 31, 2006.

Net income for the quarter ended December 31, 2007 increased $43,000, or 11.8% to $408,000. Earnings per share increased 22.3% to $.19 for the quarter ended December 31, 2007 compared to $.15 for the quarter ended December 31, 2006.

During 2007, the Company purchased 196,791 shares of its Common Stock for approximately $4.1 million and paid out just over $1.2 million in dividends to its shareholders while reducing debt outstanding by $1.7 million. In January 2008, the Company signed a lease for a de novo office in Longmont, Colorado, which the Company expects to open in the second quarter of 2008.

As previously reported, the Company's Board of Directors approved an increase in its quarterly dividend for 2008 to $.17 per share from $.15 per share in 2007. This increased dividend is first payable on April 11, 2008 to shareholders of record on March 28, 2008.

Birner Dental Management Services, Inc. acquires, develops, and manages geographically dense dental practice networks in select markets in Colorado, New Mexico, and Arizona. The Company currently manages 60 dental offices, of which 35 were acquired and 25 were de novo developments. The Company operates its dental offices under the PERFECT TEETH(R) name.

The Company previously announced it would conduct a conference call to review results for the year and quarter ended December 31, 2007. In addition to current operating results, the teleconference may include discussion of management's expectations of future financial and operating results. The call will be held on Tuesday, March 18, 2008, at 9:00 a.m. MT. To participate in this conference call, dial in to 1-866-837-9780 and refer to "Birner Dental Management Services, Inc." approximately five minutes prior to the scheduled time. If you are unable to join in on the conference call on March 18, the rebroadcast number is 1-888-266-2081 with the pass code of 1214453. This rebroadcast will be available through April 1, 2008.

Non-GAAP Disclosures
This press release includes certain non-GAAP financial measures with respect to total dental group practice revenue and Adjusted EBITDA. The non-GAAP financial measures included in this press release may be different from, and therefore may not be comparable to, similar measures used by other companies. Please see the last page of this release for more information on the reconciliation of total dental group practice revenue and Adjusted EBITDA to GAAP measures.

Forward-Looking Statements

Certain of the matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. These include statements regarding the Company's growth prospects and performance in 2008 and other future periods. These and other risks and uncertainties are set forth in the reports filed by the Company with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements.

For Further Information Contact:
Birner Dental Management Services, Inc.
Dennis Genty
Chief Financial Officer
(303) 691-0680

            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                            Quarters Ended                       Years Ended
                                                             December 31,                        December 31,
                                                     -----------------------------       -----------------------------
                                                         2006              2007             2006              2007
                                                     -----------       -----------       -----------       -----------
NET REVENUE: (1)                                     $ 9,399,312       $ 9,495,772       $39,386,996       $40,790,255

DIRECT EXPENSES:
   Clinical salaries and benefits                      3,390,590         3,477,782        14,201,712        14,761,863
   Dental supplies                                       528,412           552,253         2,279,107         2,316,044
   Laboratory fees                                       630,795           616,728         2,591,499         2,615,017
   Occupancy                                           1,058,281         1,151,492         4,268,641         4,599,981
   Advertising and marketing                             159,280           119,389           797,042           678,488
   Depreciation and amortization                         611,160           711,447         2,192,411         2,541,995
   General and administrative                          1,147,499         1,171,630         4,603,745         4,593,316
                                                     -----------       -----------       -----------       -----------
                                                       7,526,017         7,800,721        30,934,157        32,106,704

                                                     -----------       -----------       -----------       -----------
   Contribution from dental offices                    1,873,295         1,695,051         8,452,839         8,683,551

CORPORATE EXPENSES:
   General and administrative                          1,004,245 (2)       924,326 (2)     4,174,889 (3)     4,119,052 (3)
   Depreciation and amortization                          32,319            25,383           131,356           110,270
                                                     -----------       -----------       -----------       -----------

   Operating income                                      836,731           745,342         4,146,594         4,454,229
   Interest expense, net                                 107,873            78,989           226,835           365,140
                                                     -----------       -----------       -----------       -----------

   Income from continuing operations before income
   taxes                                                 728,858           666,353         3,919,759         4,089,089
   Income tax expense                                    364,179           258,806         1,596,785         1,651,792
                                                     -----------       -----------       -----------       -----------

   Net income                                        $   364,679       $   407,547       $ 2,322,974       $ 2,437,297
                                                     ===========       ===========       ===========       ===========

   Net income per share of Common Stock - Basic      $      0.16       $      0.20       $      1.02       $      1.16
                                                     ===========       ===========       ===========       ===========

   Net income per share of Common Stock - Diluted    $      0.15       $      0.19       $      0.94       $      1.08
                                                     ===========       ===========       ===========       ===========

   Cash dividends per share of Common Stock          $      0.13       $      0.15       $      0.52       $      0.60
                                                     ===========       ===========       ===========       ===========

   Weighted average number of shares of
     Common Stock and dilutive securities:
       Basic                                           2,221,594         2,046,283         2,279,859         2,092,448
                                                     ===========       ===========       ===========       ===========

       Diluted                                         2,402,407         2,194,530         2,469,540         2,258,108
                                                     ===========       ===========       ===========       ===========

(1) Total dental group practice revenue less amounts retained by group practices. Total dental group practice revenue was $13,828,553 for the quarter ended December 31, 2007 compared to $13,712,111 for the quarter ended December 31, 2006 and was $59,390,457 for the year ended December 31, 2007 compared to $57,141,226 for the year ended December 31, 2006.

(2) Corporate expenses - general and administrative includes $81,030 of equity compensation for a stock award and $112,588 of stock-based compensation expense pursuant to SFAS 123 (R) for the quarter ended December 31, 2007, and $81,030 of equity compensation for a stock award and $84,403 of stock-based compensation expense pursuant to SFAS 123 (R) for the quarter ended December 31, 2006.

(3) Corporate expenses - general and administrative includes $324,120 of equity compensation for a stock award and $405,274 of stock-based compensation expense pursuant to SFAS 123 (R) for the year ended December 31, 2007, and $324,120 of equity compensation for a stock award and $329,054 of stock-based compensation expense pursuant to SFAS 123 (R) for the year ended December 31, 2006.

            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                        December 31,
                                                                ---------------------------
                            ASSETS                                  2006           2007
                                                                ------------   ------------
CURRENT ASSETS:
     Cash and cash equivalents                                  $    888,186   $    964,150
     Accounts receivable, net of allowance for doubtful
       accounts of $288,513 and $291,827, respectively             3,103,922      3,008,550

     Deferred tax asset                                              185,671        178,591

     Income taxes receivable                                              --         26,817
     Prepaid expenses and other assets                               597,283        620,365
                                                                ------------   ------------

         Total current assets                                      4,775,062      4,798,473

     PROPERTY AND EQUIPMENT, net                                   5,592,672      4,533,531

OTHER NONCURRENT ASSETS:
     Intangible assets, net                                       12,272,358     11,393,590
     Deposits                                                        181,860        171,687
                                                                ------------   ------------

         Total assets                                           $ 22,821,952   $ 20,897,281
                                                                ============   ============

             LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                           $  1,648,498   $  1,945,420
     Accrued expenses                                              1,398,267      1,334,785
     Accrued payroll and related expenses                          1,596,770      1,456,477

     Income taxes payable                                            114,016             --
     Current maturities of long-term debt                            953,561        920,000
                                                                ------------   ------------

         Total current liabilities                                 5,711,112      5,656,682

LONG-TERM LIABILITIES:
     Deferred tax liability, net                                     734,234        633,667
     Long-term debt, net of current maturities                     6,502,411      4,784,511
     Other long-term obligations                                     326,550        291,266
                                                                ------------   ------------

         Total liabilities                                        13,274,307     11,366,126

COMMITMENTS, CONTINGENCIES AND SUBSEQUENT EVENTS

SHAREHOLDERS' EQUITY:
     Preferred Stock, no par value, 10,000,000 shares

       authorized; none outstanding                                       --             --
     Common Stock, no par value, 20,000,000 shares
       authorized; 2,132,461 and  2,123,440 shares issued and
       outstanding, respectively                                   4,191,349      3,028,515
     Retained earnings                                             5,356,296      6,536,796

     Accumulated other comprehensive loss                                 --        (34,156)
                                                                ------------   ------------

     Total shareholders' equity                                    9,547,645      9,531,155
                                                                ------------   ------------

     Total liabilities and shareholders' equity                 $ 22,821,952   $ 20,897,281
                                                                ============   ============

      Adjusted EBITDA is not a U.S. generally accepted accounting principle ("GAAP") measure of performance or liquidity. However, the Company believes that it may be useful to an investor in evaluating the Company's ability to meet future debt service, capital expenditures and working capital requirements. Investors should not consider adjusted EBITDA in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP. In addition, because Adjusted EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of Adjusted EBITDA to net income can be made by adding depreciation and amortization expense - Offices, depreciation and amortization expense - corporate, amortization of equity compensation, stock-based compensation expense related to SFAS 123(R), interest expense, net and income tax expense to net income as in the table below.

                                                        Quarters Ended             Years Ended
                                                         December 31,              December 31,
                                                   -----------------------   -----------------------
                                                       2006       2007          2006        2007
                                                   ----------   ----------   ----------   ----------
RECONCILIATION OF ADJUSTED EBITDA:
     Net income                                    $  364,679   $  407,547   $2,322,974   $2,437,297
     Add back:

       Depreciation and amortization - Offices        611,160      711,447    2,192,411    2,541,995

       Depreciation and amortization - Corporate       32,319       25,383      131,356      110,270

       Stock-based compensation expense               165,433      193,618      653,174      729,394

       Interest expense, net                          107,873       78,989      226,835      365,140

       Income tax expense                             364,179      258,806    1,596,785    1,651,792
                                                   ----------   ----------   ----------   ----------

Adjusted EBITDA                                    $1,645,643   $1,675,790   $7,123,535   $7,835,888
                                                   ==========   ==========   ==========   ==========

Total dental group practice revenue is the revenue generated at the Company's offices from professional services provided to its patients. Amounts retained by dental offices represents compensation expense to the dentists and hygienists and is subtracted from total dental group practice revenue to arrive at net revenue. The Company reports net revenue in its financial statements to comply with Emerging Issues Task Force Issue No. 97-2, Application of SFAS No. 94 (Consolidation of All Majority Owned Subsidiaries) and APB Opinion No. 16 (Business Combinations) to Physician Practice Management Entities and Certain Other Entities With Contractual Management Arrangements. Total dental group practice revenue is a non-GAAP measure that is disclosed because it is a critical component for management's evaluation of office performance. However, investors should not consider this measure in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP.

                                             Quarters Ended             Years Ended
                                              December 31,              December 31,
                                      -------------------------   -------------------------
                                          2006          2007         2006          2007
                                      -----------   -----------   -----------   -----------
Total dental group practice revenue   $13,712,111   $13,828,553   $57,141,226   $59,390,457

Less - amounts retained by Offices      4,312,799     4,332,781    17,754,230    18,600,202
                                      -----------   -----------   -----------   -----------

=Net revenue                          $ 9,399,312   $ 9,495,772   $39,386,996   $40,790,255
                                      ===========   ===========   ===========   ===========